UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-3275

Smith Barney Investment Funds Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Smith Barney Fund Management LLC

300 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: December 31

Date of reporting period: June 30, 2004

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

SMITH BARNEY

GOVERNMENT

SECURITIES FUND

CLASSIC SERIES   |   SEMI-ANNUAL   |   JUNE 30, 2004

NOT  FDIC  INSURED  •  NOT  BANK  GUARANTEED  •  MAY  LOSE  VALUE

WHAT’S  INSIDE

LETTER FROM THE CHAIRMAN

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

The bond markets pulled back over the last six months amid signs of a strengthening economy, renewed inflationary pressures, and rising interest rates. In general, returns on many sectors of the fixed-income market were flat to slightly negative. (As you know, bond prices decline as interest rates rise.) Since January 1, 2004, the yield on the benchmark 30-year U.S. Treasury bond jumped from 5.07% to 5.29% at the end of June, settling back from a peak of 5.56% in May. Meanwhile, the U.S. Treasury bond’s total return over the entire six months was slightly negative.

As widely anticipated over recent months, the Federal Reserve (the “Fed”) at the end of June finally raised its federal funds ratei target to 1.25% from 1.00%, which had been its lowest level in more than 40 years. Although the market appeared to fully expect the 25 basis-pointii hike in the federal funds rate, the wording of the statement following the meeting still generated some anxiety. The Fed reiterated that it would increase rates “at a pace that is likely to be measured” but added, “the Committee will respond to changes in economic prospects as needed to fulfill its obligation to maintain price stability.”

The U.S. economy’s quarterly pace of growth continued to advance over the period at a rate that significantly exceeded levels in early 2003.iii Even the U.S. labor market, which generated lackluster results throughout 2003, grew significantly over the period.iv Given the combination of strong gross domestic product (“GDP”)v results, comments from the Fed about a more robust economy, improvement in job growth and a pick-up in inflation, the economy has appeared to be firing on all cylinders. However, investors’ reaction to the progress of the recovery generated more pronounced concerns about the prospects of rising interest rates.

Concerns about a rising-rate environment exerted pressure on prices of U.S. Treasury bonds, causing their yields generally to rise sharply, particularly in April. In general, mortgage-backed securities and U.S. Agency securities held up slightly better than 10-year U.S. Treasuries on a total return basis over the six-month period.vi Short-term U.S. Treasury bills finished with slightly positive total returns, also outperforming U.S. Treasury bonds (whose prices are more sensitive to interest rate movements than shorter-term U.S. Treasuries).

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Performance Review

Within this environment, the fund performed as follows: For the six months ended June 30, 2004, Class A shares of the Smith Barney Government Securities Fund, excluding sales charges, returned 0.05%. In comparison, the fund’s unmanaged benchmark, the Citigroup Treasury/Mortgage Indexvii returned 0.34% and the fund’s previous benchmark, the Lehman Brothers Government Bond Indexviii returned -0.13% for the same period. The fund’s Lipper general U.S. government funds category average returned -0.32%.1

PERFORMANCE SNAPSHOT

AS OF JUNE 30, 2004

(excluding sales charges)

6 Months

Government Securities Fund—Class A Shares	0.05%

Citigroup Treasury/Mortgage Index	0.34%

Lehman Brothers Government Bond Index	-0.13%

Lipper General U.S. Government Funds Category Average	-0.32%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarneymutualfunds.com.

Class A share returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on fund distributions. Excluding sales charges, Class 1 shares returned 0.11%, Class B shares returned -0.21%, Class C shares returned -0.07% and Class Y shares returned 0.22% for the six months ended June 30, 2004.

Special Shareholder Notice

Effective May 4, 2004, Smith Barney Government Securities Fund changed its benchmark from the Lehman Brothers Government Bond Index to the Citigroup Treasury/Mortgage Index. Management views the Citigroup Treasury/Mortgage Index as a more appropriate index reflecting more closely the current composition of the fund’s portfolio of securities.

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended June 30, 2004, calculated among the 189 funds in the fund’s Lipper category including the reinvestment of dividends and capital gains, if any, and excluding sales charges.

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On February 2, 2004, initial sales charges on Class L shares were eliminated. Effective April 29, 2004, Class L shares were renamed Class C shares.

Information About Your Fund

In recent months several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. The fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

In November 2003, Citigroup Asset Management disclosed an investigation by the Securities and Exchange Commission (“SEC”) and the U.S. Attorney relating to Citigroup Asset Management’s entry into the transfer agency business during 1997-1999. On July 20, 2004, Citigroup disclosed that it had been notified by the Staff of the SEC that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against certain advisory and transfer agent entities affiliated with Citigroup relating to the creation and operation of its internal transfer agent unit to serve primarily the Smith Barney family of mutual funds. Citigroup is cooperating with the SEC and will seek to resolve this matter in discussion with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the fund.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

July 20, 2004

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The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Keep in mind, fixed-income securities are subject to interest rate and market risks. As interest rates rise, bond prices fall, reducing the value of the fund’s shares. The U.S. government guarantee of principal and interest payments only applies to underlying securities in the fund’s portfolio, not the fund’s shares. Please note that the fund’s shares are not guaranteed by the U.S. government or its agencies. The fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
ii	A basis point is one one-hundredth ( 1/100 or 0.01) of one percent.
iii	Source: Based upon gross domestic product data from the Bureau of Economic Analysis.
iv	Based upon data from the U.S. Department of Labor.
[v]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
vi	Based upon data from Lehman Brothers based upon the respective returns of Lehman sub-indices for each respective class of fixed-income securities. The indices used as sources include the Lehman Brothers U.S. Treasury, U.S. Mortgage-Backed Securities Fixed Rate, Corporate (investment-grade) and U.S. Agency indices.
vii	The Citigroup Treasury/Mortgage Index is a component of the Citigroup US Broad Investment-Grade (USBIG) Bond Index. It includes institutionally-traded fixed rate US Treasury securities and mortgages. Mortgages are comprised of 30- and 15-year GNMA, FNMA and FHLMC pass-throughs and FNMA and FHLMC balloon mortgages.
viii	The Lehman Brothers Government Bond Index is a broad-based index of all public debt obligations of the U.S. government and its agencies that have an average maturity of roughly nine years.

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Schedule of Investments (unaudited) June 30, 2004

FACE AMOUNT	SECURITY	VALUE

U.S. GOVERNMENT OBLIGATIONS — 16.9%
	U.S. Treasury Notes:
$20,000,000	1.625% due 2/28/06	$19,713,300
12,500,000	3.875% due 5/15/09	12,545,900
27,435,000	4.375% due 8/15/12	27,316,069
1,000,000	4.250% due 11/15/13	973,633
	U.S. Treasury Bonds:
15,000,000	7.250% due 5/15/16 (a)	18,138,870
10,500,000	8.125% due 8/15/21	13,897,328
25,100,000	7.250% due 8/15/22	30,763,213
24,850,000	5.500% due 8/15/28	25,182,965

	TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost — $153,297,989)	148,531,278

U.S. GOVERNMENT AGENCY OBLIGATIONS — 52.0%
U.S. Government Agency Notes — 8.6%
	Department of Housing and Urban Development, Serial Debentures, Series 2003-A:
5,000,000	5.530% due 8/1/20	5,053,985
5,000,000	5.590% due 8/1/21	5,070,440
	Federal Home Loan Bank (FHLB) Notes:
7,500,000	2.100% due 10/13/06	7,326,240
3,255,000	3.250% due 7/30/07	3,228,547
4,000,000	Series 192, 5.125% due 3/6/06	4,153,732
25,000,000	Series 444, 2.000% due 2/13/06 (b)	24,716,200
	Federal Home Loan Mortgage Corp. (FHLMC), Reference Notes:
7,000,000	5.250% due 1/15/06	7,264,047
10,000,000	2.375% due 2/15/07	9,751,020
5,000,000	Medium-Term Notes, 4.000% due 11/7/08	4,985,970
4,000,000	Federal National Mortgage Association (FNMA), Benchmark Notes, 4.750% due 2/21/13	3,867,828

		75,418,009

U.S. Government Agency Mortgage Pass-Throughs — 43.4%
	Federal Home Loan Mortgage Corp. (FHLMC):
2,946,401	15 Year, 6.500% due 6/1/16 (c)	3,114,458
18,672,003	20 Year, 6.000% due 1/1/24 (b)	19,280,600
82,535	30 Year, 6.500% due 6/1/31	86,182
2,457,903	30 Year, 6.000% due 1/1/32 (c)	2,519,889
8,267,059	30 Year, 7.000% due 7/1/32 (c)	8,728,223
27,940,327	30 Year, 5.500% due 6/1/33	27,912,785
12,607,091	30 Year, 5.000% due 9/1/33	12,212,670
	Federal National Mortgage Association (FNMA):
46	7 Year, 6.000% due 8/1/04	46
2,189,441	15 Year, 5.500% due 12/1/16 (c)	2,247,699
16,325,051	15 Year, 5.000% due 1/1/19 (c)	16,393,091

See Notes to Financial Statements.

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Schedule of Investments (unaudited) (continued) June 30, 2004

FACE AMOUNT	SECURITY	VALUE

U.S. Government Agency Mortgage Pass-Throughs — 43.4% (continued)
$11,000,000	15 Year, 4.000% due 7/20/19 (d)(e)	$10,477,500
8,000,000	15 Year, 4.500% due 7/20/19 (d)(e)	7,817,504
20,200,000	15 Year, 5.000% due 7/20/19 (d)(e)	20,225,250
26,000,000	15 Year, 5.500% due 7/20/19 (d)(e)	26,593,112
12,495,073	20 Year, 6.000% due 11/1/22	12,902,785
37,885,060	20 Year, 5.500% due 9/1/23 (c)	38,391,639
25,000,000	20 Year, 6.500% due 6/1/24	26,242,188
5,927,040	30 Year, 7.500% due 4/1/32 (c)	6,354,527
3,751,072	30 Year, 7.000% due 5/1/32 (c)	3,965,193
1,277,581	30 Year, 6.000% due 7/1/32 (b)(c)	1,307,960
2,666,046	30 Year, 6.500% due 7/1/32 (c)	2,779,557
7,976,327	30 Year, 4.598% due 4/1/33 (f)	8,090,193
10,451,141	30 Year, 5.500% due 5/1/33	10,434,596
5,129,574	30 Year, 4.510% due 6/1/33 (b)(f)	5,135,232
13,268,154	30 Year, 4.511% due 8/1/33 (f)	13,356,060
35,365,662	30 Year, 4.500% due 10/1/33 (c)	33,134,127
13,815,094	30 Year, 5.000% due 10/1/33	13,393,277
10,000,000	30 Year, 4.500% due 7/15/34 (d)(e)	9,353,120
	Government National Mortgage Association (GNMA):
36,202	30 Year, 8.500% due 4/15/30	39,759
6,083,271	30 Year, 7.000% due 11/15/31 (c)	6,471,607
1,124,880	30 Year, 7.500% due 2/15/32 (c)	1,214,042
2,278,102	30 Year, 6.500% due 5/15/32 (c)	2,384,190
19,998,002	30 Year, 5.000% due 9/15/33 (c)	19,437,295
10,000,000	30 Year, 5.500% due 7/22/34 (d)(e)	9,973,437

		381,969,793

	TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost — $459,000,850)	457,387,802

COLLATERALIZED MORTGAGE OBLIGATIONS — 19.1%
10,000,000	Bank of America Mortgage Securities, Series 2003-I, Class 2A7, 3.757% due 10/25/33 (f)	9,964,118
8,862,363	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2003-HYB1, Class 1A1, 3.814% due 5/19/33 (f)	8,816,103
	CS First Boston Mortgage Securities Corp.:
5,591,216	Series 2002-10, Class 2A1, 7.500% due 5/25/32	5,792,223
6,570,382	Series 2003-8, Class 5A1, 6.500% due 4/25/33	6,737,086
	Fannie Mae:
3,963,892	Series 2001-81, Class HE, 6.500% due 1/25/32	4,125,162
	Whole Loan:
17,500,000	Series 2002-W10, Class A4, 5.700% due 8/25/42	17,535,877
1,695,083	Series 2003-W8, Class 1A1, 3.740% due 12/25/42	1,698,546
5,000,000	Series 2003-W10, Class 1A4, 4.505% due 6/25/43	4,371,900

See Notes to Financial Statements.

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Schedule of Investments (unaudited) (continued) June 30, 2004

FACE AMOUNT	SECURITY	VALUE

COLLATERALIZED MORTGAGE OBLIGATIONS — 19.1% (continued)
	Series 2003-W12:
$15,000,000	Class 1A6, 4.500% due 6/25/43	$14,993,380
14,500,000	Class 2A4, 3.350% due 6/25/43	13,705,784
15,000,000	Class 2A7, 4.680% due 6/25/43	13,816,726
12,459,386	Federal Home Loan Mortgage Corp. (FHLMC), Structured Pass-Through Securities, Series T-51, Class 1A, 6.500% due 9/25/43 (f)	13,023,958
	Freddie Mac:
10,000,000	Series 2178, Class PB, 7.000% due 8/15/29	10,599,681
9,233,865	Series 2334, Class KB, 6.500% due 5/15/28	9,651,838
16,992,160	Series 2446, Class KL, 6.000% due 5/15/32	17,175,167
7,000,000	Government National Mortgage Association (GNMA), Series 2001-19, Class OH, 6.500% due 5/16/31	7,323,309
2,744,204	GSR Mortgage Loan Trust, Series 2003-1, Class A11, 4.279% due 3/25/33 (f)	2,777,932
6,117,514	WaMu Pass-Through Certificates, Series 2003-AR5, Class A7, 4.210% due 6/25/33 (f)	6,126,748

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $172,090,751)	168,235,538

ASSET-BACKED SECURITIES — 1.1%
9,007,210	Fannie Mae REMIC Trust, Series 2002-W12, Class AF3, 3.462% due 2/25/33	9,045,949
308,375	Green Tree Home Improvement Loan Trust, Series 1998-D, Class HEM1, 6.710% due 8/15/29	313,312

	TOTAL ASSET-BACKED SECURITIES (Cost — $9,325,012)	9,359,261

CONTRACTS	SECURITY	VALUE
OPTIONS PURCHASED — 0.0%
100	U.S. Treasury Notes, Call @ 109, Expire 7/23/04 (Cost — $38,100)	40,625

	SUB-TOTAL INVESTMENTS (Cost — $793,752,702)	783,554,504

See Notes to Financial Statements.

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Schedule of Investments (unaudited) (continued) June 30, 2004

FACE AMOUNT	SECURITY	VALUE
REPURCHASE AGREEMENT — 10.9%
$95,801,000	Merrill Lynch, Pierce, Fenner & Smith Inc. dated 6/30/04, 1.400% due 7/1/04; Proceeds at maturity — $95,804,726; (Fully collateralized by various U.S. government agency obligations, 0.000% to 6.320% due 7/28/04 to 6/30/28; Market value — $97,717,337) (Cost — $95,801,000)	$95,801,000

	TOTAL INVESTMENTS — 100.0% (Cost — $889,553,702*)	$879,355,504

(a)	All or a portion of this security is held as collateral for open futures contracts and/or options written.
(b)	All or a portion of this security is segregated for “to-be-announced” securities, open futures contracts and/or options written.
(c)	Date shown represents the last in range of maturity dates of mortgage certificates owned.
(d)	Security is traded on a “to-be-announced” basis (See Note 7).
(e)	Security acquired under mortgage dollar roll agreement (See Note 8).
(f)	Variable rate security.
*	Aggregate cost for Federal income tax purposes is substantially the same.

Abbreviation used in this schedule:

REMIC — Real Estate Mortgage Investment Conduit

See Notes to Financial Statements.

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Schedule of Options Written (unaudited)June 30, 2004

CONTRACTS		EXPIRATION	STRIKE PRICE	VALUE
25	U.S. Treasury Bonds, Call (Premiums received — $35,811)	8/27/04	$106	$46,094

See Notes to Financial Statements.

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Statement of Assets and Liabilities (unaudited)June 30, 2004

ASSETS:
Investments, at value (Cost — $793,752,702)	$783,554,504
Repurchase agreement, at value (Cost — $95,801,000)	95,801,000
Cash	454
Receivable for securities sold	18,541,370
Interest receivable	5,440,805
Receivable for Fund shares sold	431,829
Prepaid expenses	28,204

Total Assets	903,798,166

LIABILITIES:
Payable for securities purchased	103,217,518
Payable for Fund shares reacquired	1,274,753
Investment advisory fee payable	229,077
Administration fee payable	130,901
Payable to broker — variation margin	128,183
Distribution plan fees payable	65,056
Options written, at value (Premiums received — $35,811) (Note 6)	46,094
Accrued expenses	270,556

Total Liabilities	105,362,138

Total Net Assets	$798,436,028

NET ASSETS:
Par value of shares of capital shares	$82,230
Capital paid in excess of par value	881,695,459
Overdistributed net investment income	(1,317,453)
Accumulated net realized loss from investment transactions, futures contracts and options	(71,561,323)
Net unrealized depreciation of investments, futures contracts and options	(10,462,885)

Total Net Assets	$798,436,028

Shares Outstanding:
Class 1	10,176,578

Class A	36,994,425

Class B	11,026,684

Class C	1,949,201

Class Y	22,083,095

Net Asset Value:
Class 1 (and redemption price)	$9.71

Class A (and redemption price)	$9.70

Class B *	$9.71

Class C *	$9.71

Class Y (and redemption price)	$9.71

Maximum Public Offering Price Per Share:
Class 1 (net asset value plus 7.24% of net asset value per share)	$10.41

Class A (net asset value plus 4.71% of net asset value per share)	$10.16

*	Redemption price is NAV of Class B and C shares reduced by a 4.50% and 1.00% contingent deferred sales charge, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

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Statement of Operations (unaudited)

For the Six Months Ended June 30, 2004

INVESTMENT INCOME:
Interest	$17,353,194

EXPENSES:
Investment advisory fee (Note 2)	1,445,021
Distribution plan fees (Note 9)	965,638
Administration fee (Note 2)	825,726
Transfer agency services (Note 9)	442,252
Shareholder communications (Note 9)	34,708
Custody	34,592
Registration fees	25,027
Directors’ fees	24,320
Audit and legal	18,381
Other	7,392

Total Expenses	3,823,057

Net Investment Income	13,530,137

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND OPTIONS (NOTES 3, 5 AND 6):
Realized Gain (Loss) From:
Investment transactions	(1,588,856)
Futures contracts	(213,562)
Options written	281,421
Options purchased	(54,916)

Net Realized Loss	(1,575,913)

Change in Net Unrealized Appreciation (Depreciation) of Investments, Futures Contracts and Options:
Beginning of period	490,422
End of period	(10,462,885)

Increase in Net Unrealized Depreciation	(10,953,307)

Net Loss on Investments, Futures Contracts and Options	(12,529,220)

Increase in Net Assets From Operations	$1,000,917

See Notes to Financial Statements.

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Statements of Changes in Net Assets

For the Six Months Ended June 30, 2004 (unaudited) and the Year Ended December 31, 2003

	2004	2003
OPERATIONS:
Net investment income	$13,530,137	$29,764,293
Net realized gain (loss)	(1,575,913)	16,255,082
Increase in net unrealized depreciation	(10,953,307)	(29,738,257)

Increase in Net Assets From Operations	1,000,917	16,281,118

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 10):
Net investment income	(15,680,683)	(34,453,798)

Decrease in Net Assets From Distributions to Shareholders	(15,680,683)	(34,453,798)

FUND SHARE TRANSACTIONS (NOTE 11):
Net proceeds from sale of shares	48,817,211	386,472,159
Net asset value of shares issued for reinvestment of dividends	11,320,343	25,587,043
Cost of shares reacquired	(111,789,267)	(452,174,543)

Decrease in Net Assets From Fund Share Transactions	(51,651,713)	(40,115,341)

Decrease in Net Assets	(66,331,479)	(58,288,021)
NET ASSETS:
Beginning of period	864,767,507	923,055,528

End of period*	$798,436,028	$864,767,507

* Includes undistributed (overdistributed) net investment income of:	$(1,317,453)	$833,093

See Notes to Financial Statements.

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Notes to Financial Statements (unaudited)

1.	Significant Accounting Policies

The Smith Barney Government Securities Fund (“Fund”), a separate investment fund of Smith Barney Investment Funds Inc. (“Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Company consists of this Fund and nine other separate investment funds: Smith Barney Investment Grade Bond, Smith Barney Hansberger Global Value, Smith Barney Small Cap Value, Smith Barney Multiple Discipline Funds — Balanced All Cap Growth and Value, Smith Barney Multiple Discipline Funds — Large Cap Growth and Value, Smith Barney Multiple Discipline Funds — All Cap Growth and Value, Smith Barney Multiple Discipline Funds — Global All Cap Growth and Value, Smith Barney Group Spectrum and Smith Barney Small Cap Growth Funds. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”): (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities traded in the over-the-counter market and listed securities for which no sales price was reported and U.S. government and government agency obligations are valued at the mean between the bid and asked prices; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis; (f ) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; the Fund distributes dividends monthly and capital gains, if any, at least annually; (h) class specific expenses are charged to each class; management fees and general fund expenses are allocated on the basis of the relative net assets of each class or on another reasonable basis; (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parame -

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Notes to Financial Statements (unaudited) (continued)

ters used in determining these estimates could cause actual results to differ; (j) the character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP; and (k) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

2.	Investment Advisory Agreement, Administration Agreement and Other Transactions

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment adviser to the Fund. The Fund pays SBFM an investment advisory fee calculated at the following annual rates of the Fund’s average daily net assets: 0.35% up to $2 billion, 0.30% on the next $2 billion, 0.25% on the next $2 billion, 0.20% on the next $2 billion and then 0.15% of the Fund’s remaining average daily net assets. This fee is calculated daily and paid monthly.

SBFM also acts as the Fund’s administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

Citicorp Trust Bank, fsb. (“CTB”), another subsidiary of Citigroup, acts as the Fund’s transfer agent. PFPC Inc. (“PFPC”) and Primerica Shareholder Services (“PSS”), another subsidiary of Citigroup, act as the Fund’s sub-transfer agents. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC and PSS are responsible for shareholder recordkeeping and financial processing for all shareholder accounts and are paid by CTB. During the six months ended June 30, 2004, the Fund paid transfer agent fees of $267,740 to CTB.

Citigroup Global Markets Inc. (“CGM”) and PFS Distributors, Inc., both of which are subsidiaries of Citigroup, act as the Fund’s distributors.

On February 2, 2004, initial sales charges on Class L shares were eliminated. On April 29, 2004, Class L shares were renamed as Class C shares.

14       Smith Barney Government Securities Fund      |      2004 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

There are maximum initial sales charges of 6.75% and 4.50% for Class 1 and A shares, respectively. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In addition, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended June 30, 2004, CGM and its affiliates received sales charges of approximately $58,000, $510,000 and $3,000 on sales of the Fund’s Class 1, Class A and C shares, respectively. In addition, for the six months ended June 30, 2004, CDSCs paid to CGM and its affiliates were approximately:

	Class B	Class C
CDSCs	$247,000	$9,000

All officers and one Director of the Company are employees of Citigroup or its affiliates.

3.	Investments

During the six months ended June 30, 2004, the aggregate cost of purchases and proceeds from sales of investments (including maturities of long-term investments, but excluding short-term investments, mortgage dollar rolls and proceeds from paydowns) were as follows:

Purchases	$580,710,455

Sales	551,989,244

At June 30, 2004, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$4,015,247
Gross unrealized depreciation	(14,213,445)
Net unrealized depreciation	$(10,198,198)

15       Smith Barney Government Securities Fund      |      2004 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

4.	Repurchase Agreements

When entering into repurchase agreements, it is the Fund’s policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

5.	Futures Contracts

Securities or cash equal to the initial margin amount are either deposited with the broker or segregated by the custodian upon entering into the futures contract. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of ) the closing transactions and the Fund’s basis in the contract. The Fund enters into such contracts typically to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices.

At June 30, 2004, the Fund had the following open futures contracts:

	Number of Contracts	Expiration	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
U.S. Treasury Bonds	25	9/21/04	$2,598,564	$2,659,375	$60,811

Contracts to Sell:
U.S. Treasury Notes	282	9/21/04	30,381,006	30,649,875	(268,869)
U.S. Treasury Notes	50	9/30/04	10,480,998	10,527,344	(46,346)

					(315,215)

Net Unrealized Loss on Open Futures Contracts					$(254,404)

16       Smith Barney Government Securities Fund      |      2004 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

6.	Option Contracts

Premiums paid when put or call options are purchased by the Fund represent investments, which are marked-to-market daily and are included in the schedule of investments. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At June 30, 2004, the Fund held purchased call options with a total cost of $38,100.

When a Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of a loss if the market price of the underlying security declines. The risk in writing a call

17       Smith Barney Government Securities Fund      |      2004 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

option is that the Fund is exposed to the risk that the market price of the underlying security increases.

The following written call option transactions occurred during the year ended June 30, 2004:

	Number of Contracts	Premiums
Options written, outstanding at December 31, 2003	100	$127,519
Options written	250	325,175
Options closed	(200)	(241,043)
Options expired	(125)	(175,840)

Options written, outstanding at June 30, 2004	25	$35,811

7.	Securities Traded on a When-Issued or To-Be-Announced Basis

The Fund may trade securities on a “to-be-announced” (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

At June 30, 2004, the Fund held TBA securities with a cost of $85,566,797.

8.	Mortgage Dollar Rolls

A mortgage dollar roll transaction involves a sale by the Fund of mortgage related securities that it holds with an agreement by the Fund to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. Proceeds from the sale will be reinvested and the income from these investments, together with any additional income received on the sale, is included in investment income. Losses may arise due to changes in the value of the securities

18       Smith Barney Government Securities Fund      |      2004 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, the Fund's right to repurchase the securities may be limited.

During the six months ended June 30, 2004, the Fund entered into mortgage dollar roll transactions in the aggregate amount of $688,313,563.

At June 30, 2004, the Fund had outstanding mortgage dollar rolls with a total cost of $85,566,797.

9.	Class Specific Expenses

Pursuant to a Rule 12b-1 Distribution Plan, the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.50% and 0.45% of the average daily net assets of each class, respectively. For the six months ended June 30, 2004, total Rule 12b-1 Distribution Plan fees, which are accrued daily and paid monthly, were as follows:

	Class A	Class B	Class C
Rule 12b-1 Distribution Plan Fees	$461,405	$428,946	$75,287

For the six months ended June 30, 2004, total Transfer Agency Service expenses were as follows:

	Class 1	Class A	Class B	Class C	Class Y
Transfer Agency Service Expenses	$109,159	$233,023	$85,075	$14,939	$56

For the six months ended June 30, 2004, total Shareholder Communication expenses were as follows:

	Class 1	Class A	Class B	Class C	Class Y
Shareholder Communication Expenses	$6,034	$19,244	$8,241	$1,141	$48

19       Smith Barney Government Securities Fund      |      2004 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

10.	Distributions Paid to Shareholders by Class

	Six Months Ended June 30, 2004	Year Ended December 31, 2003
Net Investment Income
Class 1	$2,012,433	$4,431,931
Class A	6,983,511	14,748,030
Class B	1,853,555	4,400,077
Class C	354,115	947,821
Class Y	4,477,069	8,733,971
Class Z*	—	1,191,968

Total	$15,680,683	$34,453,798

*	As of April 21, 2003, Class Z shares were fully redeemed.

11.	Capital Shares

At June 30, 2004, the Company had ten billion shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Effective April 29, 2004, the Fund renamed Class L shares as Class C shares.

Transactions in shares of each class were as follows:

	Six Months Ended June 30, 2004		Year Ended December 31, 2003
	Shares	Amount	Shares	Amount
Class 1
Shares sold	174,189	$1,718,688	624,756	$6,278,724
Shares issued on reinvestment	204,441	2,012,454	443,186	4,431,895
Shares reacquired	(1,166,855)	(11,515,409)	(2,047,866)	(20,482,060)

Net Decrease	(788,225)	$(7,784,267)	(979,924)	$(9,771,441)

Class A
Shares sold	2,698,671	$26,637,684	16,082,725	$161,723,068
Shares issued on reinvestment	556,172	5,470,330	1,158,191	11,577,361
Shares reacquired	(4,561,792)	(44,923,685)	(18,146,723)	(181,978,133)

Net Decrease	(1,306,949)	$(12,815,671)	(905,807)	$(8,677,704)

Class B
Shares sold	778,388	$7,672,634	5,106,013	$51,406,875
Shares issued on reinvestment	161,930	1,594,157	376,407	3,767,617
Shares reacquired	(2,281,434)	(22,465,699)	(6,226,730)	(62,230,421)

Net Decrease	(1,341,116)	$(13,198,908)	(744,310)	$(7,055,929)

20       Smith Barney Government Securities Fund      |      2004 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

	Six Months Ended June 30, 2004		Year Ended December 31, 2003
	Shares	Amount	Shares	Amount
Class C*
Shares sold	82,772	$820,088	830,786	$8,330,984
Shares issued on reinvestment	26,476	260,561	70,241	702,670
Shares reacquired	(661,343)	(6,538,174)	(1,541,495)	(15,426,091)

Net Decrease	(552,095)	$(5,457,525)	(640,468)	$(6,392,437)

Class Y
Shares sold	1,213,240	$11,968,117	14,439,017	$145,457,041
Shares issued on reinvestment	201,462	1,982,841	392,218	3,915,533
Shares reacquired	(2,671,468)	(26,346,300)	(4,351,255)	(43,301,243)

Net Increase (Decrease)	(1,256,766)	$(12,395,342)	10,479,980	$106,071,331

Class Z**
Shares sold	—	—	1,318,540	$13,275,467
Shares issued on reinvestment	—	—	118,326	1,191,967
Shares reacquired	—	—	(12,788,110)	(128,756,595)

Net Decrease	—	—	(11,351,244)	$(114,289,161)

*	On April 29, 2004, Class L shares were renamed as Class C shares.
**	As of April 21, 2003, Class Z shares were fully redeemed.

12.	Additional Information

Citigroup has been notified by the Staff of the Securities and Exchange Commission (“SEC”) that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against Citigroup Asset Management (“CAM”), including its applicable investment advisory companies and Citicorp Trust Bank (“CTB”), an internal transfer agent, relating to the creation and operation of the internal transfer agent unit to serve certain CAM-managed funds, including the Fund. This notification arises out of a previously disclosed investigation by the SEC and the U.S. Attorney and relates to CTB’s entry in 1999 into the transfer agency business, CAM’s retention of, and agreements with an unaffiliated sub transfer agent, the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangements, (including CAM’s failure to disclose a related revenue guarantee agreement benefiting CAM and its affiliates), and CAM’s operation of and compensation for the transfer agency business. The revenue guarantee described above was terminated in 1999 and CAM will be paying the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee. Citigroup is cooperating fully in the investigation and will seek to resolve the matter in discussions

21       Smith Barney Government Securities Fund      |      2004 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Fund. On August 12, 2004, CAM paid the Fund $111,047, its allocable share of the amount described above through a waiver of its fees.

13.	Legal Matters

Class action lawsuits have been filed against Citigroup Global Markets Inc. (the “Distributor”) and a number of its affiliates, including Smith Barney Fund Management LLC and Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers (the “Funds”), and directors or trustees of the Funds. The complaints allege, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also allege that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on Fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints seek injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses. Citigroup Asset Management believes that the suits are without merit and intends to defend the cases vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Citigroup Asset Management nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or the ability of the Distributor or the Advisers to perform under their respective contracts with the Funds.

22       Smith Barney Government Securities Fund      |      2004 Semi-Annual Report

Financial Highlights

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class 1 Shares	2004(1)(2)		2003(2)	2002(2)	2001(2)	2000(2)(3)
Net Asset Value, Beginning of Period	$ 9.89		$10.08	$ 9.53	$ 9.47	$ 9.17

Income (Loss) From Operations:
Net investment income	0.17		0.33	0.39	0.44	0.12
Net realized and unrealized gain (loss)	(0.16)		(0.14)	0.54	0.09	0.38

Total Income From Operations	0.01		0.19	0.93	0.53	0.50

Less Distributions From:
Net investment income	(0.19)		(0.38)	(0.38)	(0.45)	(0.20)
Capital	—		—	—	(0.02)	—

Total Distributions	(0.19)		(0.38)	(0.38)	(0.47)	(0.20)

Net Asset Value, End of Period	$ 9.71		$ 9.89	$10.08	$ 9.53	$ 9.47

Total Return	0.11	%‡	1.95%	10.00%	5.74%	5.47	%‡

Net Assets, End of Period (millions)	$99		$108	$120	$117	$127

Ratios to Average Net Assets:
Expenses	0.80	%†	0.81%	0.85%	0.85%	0.58	%†
Net investment income	3.40	†	3.34	4.01	4.62	6.09	†

Portfolio Turnover Rate	68	%*	148%*	280%	447%	280%

(1)	For the six months ended June 30, 2004 (unaudited).
(2)	Per share amounts have been calculated using the monthly average shares method.
(3)	For the period September 12, 2000 (inception date) to December 31, 2000.
*	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 152% and 328% for the six months ended June 30, 2004 and the year ended December 31, 2003, respectively.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

23       Smith Barney Government Securities Fund      |      2004 Semi-Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class A Shares	2004(1)(2)		2003(2)	2002(2)	2001(2)	2000(2)	1999(2)
Net Asset Value, Beginning of Period	$ 9.88		$10.07	$ 9.52	$ 9.45	$ 8.99	$ 9.97

Income (Loss) From Operations:
Net investment income	0.16		0.32	0.38	0.43	0.55	0.49
Net realized and unrealized gain (loss)	(0.15)		(0.14)	0.54	0.09	0.46	(0.98)

Total Income (Loss) From Operations	0.01		0.18	0.92	0.52	1.01	(0.49)

Less Distributions From:
Net investment income	(0.19)		(0.37)	(0.37)	(0.45)	(0.55)	(0.49)
Capital	—		—	—	—	—	(0.00)#

Total Distributions	(0.19)		(0.37)	(0.37)	(0.45)	(0.55)	(0.49)

Net Asset Value, End of Period	$ 9.70		$ 9.88	$10.07	$ 9.52	$ 9.45	$ 8.99

Total Return	0.05	%‡	1.83%	9.88%	5.60%	11.65%	(4.96)%

Net Assets, End of Period (millions)	$359		$378	$395	$334	$331	$288

Ratios to Average Net Assets:
Expenses	0.96	%†	0.95%	0.91%	0.96%	0.92%	0.94%
Net investment income	3.24	†	3.19	3.91	4.50	6.12	5.21

Portfolio Turnover Rate	68	%*	148%*	280%	447%	280%	161%

(1)	For the six months ended June 30, 2004 (unaudited).
(2)	Per share amounts have been calculated using the monthly average shares method.
#	Amount represents less than $0.01 per share.
*	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 152% and 328% for the six months ended June 30, 2004 and the year ended December 31, 2003, respectively.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

24       Smith Barney Government Securities Fund      |      2004 Semi-Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class B Shares	2004(1)(2)		2003(2)	2002(2)	2001(2)	2000(2)	1999(2)
Net Asset Value, Beginning of Period	$ 9.89		$10.08	$ 9.53	$ 9.46	$ 9.00	$ 9.97

Income (Loss) From Operations:
Net investment income	0.13		0.27	0.33	0.37	0.50	0.45
Net realized and unrealized gain (loss)	(0.15)		(0.14)	0.54	0.10	0.46	(0.97)

Total Income (Loss) From Operations	(0.02)		0.13	0.87	0.47	0.96	(0.52)

Less Distributions From:
Net investment income	(0.16)		(0.32)	(0.32)	(0.40)	(0.50)	(0.45)
Capital	—		—	—	—	—	(0.00)#

Total Distributions	(0.16)		(0.32)	(0.32)	(0.40)	(0.50)	(0.45)

Net Asset Value, End of Period	$ 9.71		$ 9.89	$10.08	$ 9.53	$ 9.46	$ 9.00

Total Return	(0.21	)%‡	1.30%	9.29%	5.05%	11.06%	(5.35)%

Net Assets, End of Period (millions)	$107		$122	$132	$78	$61	$66

Ratios to Average Net Assets:
Expenses	1.49	%†	1.51%	1.42%	1.48%	1.44%	1.42%
Net investment income	2.71	†	2.64	3.41	3.94	5.62	4.72

Portfolio Turnover Rate	68	%*	148%*	280%	447%	280%	161%

(1)	For the six months ended June 30, 2004 (unaudited).
(2)	Per share amounts have been calculated using the monthly average shares method.
#	Amount represents less than $0.01 per share.
*	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 152% and 328% for the six months ended June 30, 2004 and the year ended December 31, 2003, respectively.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

25       Smith Barney Government Securities Fund      |      2004 Semi-Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class C Shares(1)	2004(2)(3)		2003(3)	2002(3)	2001(3)	2000(3)	1999(3)
Net Asset Value, Beginning of Period	$ 9.88		$10.08	$ 9.53	$ 9.45	$ 8.99	$ 9.97

Income (Loss) From Operations:
Net investment income	0.14		0.28	0.34	0.38	0.51	0.46
Net realized and unrealized gain (loss)	(0.15)		(0.15)	0.54	0.10	0.46	(0.99)

Total Income (Loss) From Operations	(0.01)		0.13	0.88	0.48	0.97	(0.53)

Less Distributions From:
Net investment income	(0.16)		(0.33)	(0.33)	(0.40)	(0.51)	(0.45)
Capital	—		—	—	—	—	(0.00)#

Total Distributions	(0.16)		(0.33)	(0.33)	(0.40)	(0.51)	(0.45)

Net Asset Value, End of Period	$ 9.71		$ 9.88	$10.08	$ 9.53	$ 9.45	$ 8.99

Total Return	(0.07	)%‡	1.29%	9.39%	5.22%	11.10%	(5.41)%

Net Assets, End of Period (millions)	$19		$25	$32	$17	$8	$7

Ratios to Average Net Assets:
Expenses	1.42	%†	1.41%	1.39%	1.42%	1.37%	1.40%
Net investment income	2.77	†	2.75	3.45	3.95	5.67	4.77

Portfolio Turnover Rate	68	%*	148%*	280%	447%	280%	161%

(1)	On April 29, 2004, Class L shares were renamed as Class C shares.
(2)	For the six months ended June 30, 2004 (unaudited).
(3)	Per share amounts have been calculated using the monthly average shares method.
#	Amount represents less than $0.01 per share.
*	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 152% and 328% for the six months ended June 30, 2004 and the year ended December 31, 2003, respectively.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

26       Smith Barney Government Securities Fund      |      2004 Semi-Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class Y Shares	2004(1)(2)		2003(2)	2002(2)	2001(2)	2000(2)	1999(2)
Net Asset Value, Beginning of Period	$ 9.89		$10.08	$ 9.53	$ 9.45	$ 8.99	$ 9.97

Income (Loss) From Operations:
Net investment income	0.18		0.36	0.41	0.47	0.59	0.53
Net realized and unrealized gain (loss)	(0.16)		(0.14)	0.55	0.09	0.45	(0.98)

Total Income (Loss) From Operations	0.02		0.22	0.96	0.56	1.04	(0.45)

Less Distributions From:
Net investment income	(0.20)		(0.41)	(0.41)	(0.48)	(0.58)	(0.53)
Capital	—		—	—	—	—	(0.00)#

Total Distributions	(0.20)		(0.41)	(0.41)	(0.48)	(0.58)	(0.53)

Net Asset Value, End of Period	$ 9.71		$ 9.89	$10.08	$ 9.53	$ 9.45	$ 8.99

Total Return	0.22	%‡	2.17%	10.25%	6.07%	12.02%	(4.61)%

Net Assets, End of Period (millions)	$214		$231	$130	$147	$229	$213

Ratios to Average Net Assets:
Expenses	0.58	%†	0.57%	0.58%	0.60%	0.58%	0.60%
Net investment income	3.63	†	3.54	4.25	4.94	6.47	5.57

Portfolio Turnover Rate	68	%*	148%*	280%	447%	280%	161%

(1)	For the six months ended June 30, 2004 (unaudited).
(2)	Per share amounts have been calculated using the monthly average shares method.
#	Amount represents less than $0.01 per share.
*	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 152% and 328% for the six months ended June 30, 2004 and the year ended December 31, 2003, respectively.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

27       Smith Barney Government Securities Fund      |      2004 Semi-Annual Report

SMITH BARNEY

GOVERNMENT

SECURITIES FUND

DIRECTORS

Paul R. Ades

Dwight B. Crane

R. Jay Gerken, CFA Chairman

Frank G. Hubbard

Jerome H. Miller

Ken Miller

OFFICERS

R. Jay Gerken, CFA

President and

Chief Executive Officer

Andrew B. Shoup*

Senior Vice President,

Chief Administrative Officer, Chief Financial Officer and Treasurer

Mark Lindbloom

Vice President and Investment Officer

Francis Mustaro

Vice President and Investment Officer

Andrew Beagley

Chief Anti-Money Laundering Compliance Officer and Chief Compliance Officer**

OFFICERS (continued)

Kaprel Ozsolak

Controller

Robert I. Frenkel

Secretary and
Chief Legal Officer

INVESTMENT ADVISER AND ADMINISTRATOR

Smith Barney Fund Management LLC

DISTRIBUTORS

Citigroup Global Markets Inc.

PFS Distributors, Inc.

CUSTODIAN

State Street Bank and
Trust Company

TRANSFER AGENT

Citicorp Trust Bank, fsb.

125 Broad Street, 11th Floor

New York, New York 10004

SUB-TRANSFER AGENTS

PFPC Inc.

P.O. Box 9699

Providence, Rhode Island

02940-9699

Primerica Shareholder Services

P.O. Box 9662

Providence, Rhode Island

02940-9662

*	Chief Financial Officer and Treasurer as of July 15, 2004.
**	Chief Compliance Officer as of July 15, 2004.

Smith Barney Investment Funds Inc.

Smith Barney Government

Securities Fund

The Fund is a separate investment fund of the Smith Barney Investment Funds Inc., a Maryland corporation.

Beginning August 31, 2004, information on how the Fund voted proxies relating to portfolio securities during the 12 month period ended June 30, 2004 will be available (1) without charge, upon request, by calling 1-800-451-2010 and (2) on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by telephoning the Fund (toll-free) at 1-800-451-2010 and by visiting the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Smith Barney Investment Funds Inc. — Smith Barney Government Securities Fund. But it may also be used as sales literature when preceded or accompanied by the current Prospectus.

SMITH BARNEY GOVERNMENT SECURITIES FUND

Smith Barney Mutual Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

This document must be preceded or accompanied by a free prospectus. Investors should consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest or send money.

www.smithbarneymutualfunds.com

©2004 Citigroup Global Markets Inc.

Member NASD, SIPC

FD0408 8/04 04-7068

ITEM 2.	CODE OF ETHICS.

Not Applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	[RESERVED]

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11.	EXHIBITS.

(a)	Not applicable.

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002
Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Investment Funds Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Smith Barney Investment Funds Inc.

Date:	September 3, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Smith Barney Investment Funds Inc.

Date:	September 3, 2004

By:	/s/ Andrew B. Shoup
Andrew B. Shoup
Chief Financial Officer of
Smith Barney Investment Funds Inc.

Date:	September 3, 2004